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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Duke Capital Corporation:



     We consent to the use in this registration statement on Form S-3 of our report on the consolidated financial statements of Duke Capital Corporation and subsidiaries incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


  /s/ KPMG Peat Marwick LLP
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       KPMG Peat Marwick LLP


Houston, Texas
February  , 1998